Fair Value Measurement	12 Months Ended
Jun. 30, 2023
Fair Value Measurement [Abstract]
FAIR VALUE MEASUREMENT

4. FAIR VALUE MEASUREMENT

As of June 30, 2022 and 2023, information about inputs into the fair value measurement of the Company’s assets and liabilities that are measured at fair value on a recurring basis in periods subsequent to their initial recognition is as follows:

Cash and cash equivalents, accounts receivable, prepaid expenses, other current assets, due from related parties and held-to-maturity investment are financial assets with carrying values that approximate fair value due to their short-term nature. Accounts payable, account payable – related party, contract liabilities, accrued liabilities and other payables and due to related parties are financial liabilities with carrying values that approximate fair value due to their short-term nature.